UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 30, 2005

SMALL WORLD KIDS, INC.
(Exact Name Of Registrant Specified In Charter)

NEVADA	333-68532	95-388130
(State Of Incorporation)	(COMMISSION FILE NUMBER)	(IRS Employer Identification No.)

5711 Buckingham Parkway, Culver City, CA 90230
(Address Of Principal Executive Offices) (Zip Code)

(310) 645-9680
(Registrant’s Telephone Number, Including Area Code)
_________________________________________________________________

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁪	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁪	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁪	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁪	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL AGREEMENT

On September 30, 2005, Small World Kids, Inc. (the “Registrant”) entered into a Securities Purchase Agreement (the “Stock Purchase Agreement”) with the Purchasers listed on the signature pages thereto providing for the issuance by the Registrant to the Purchasers of up to $1,500,000 in principal amount of 10% Convertible Debentures (the “Debentures”). The Debentures are convertible into shares of the Registrant’s Common Stock at the option of the holder. The conversion price is $.40 (subject, in each case, to adjustments for stock splits, stock dividends or rights offerings combinations, recapitalization, reclassifications, extraordinary distributions and similar events and certain subsequent equity sales).

The term of the Debentures is three years from the date of issuance. The Debentures bear interest at the rate of 10% per annum payable quarterly. The Company may make interest payment in cash or shares of its Common Stock, subject, in the case of payment in shares, to satisfaction of certain conditions.

In connection with the Debentures, the Registrant issued five year warrants (the “Warrants”) to purchase an aggregate of 2,812,500 shares of Common Stock. Of the Warrants, 937,500 have an exercise price of $0.75 per share (subject to adjustment) and 1, 875,000 have an exercise price of $0.60 per share subject to adjustment.

On September 30, 2005, the Registrant also entered into a Registration Rights Agreement with the investors signatory thereto, which provides that on or prior to 120 days after the closing, which occurred on September 30, 2005, the Registrant shall prepare and file with the Securities and Exchange Commission a registration statement (“Registration Statement”) covering the resale of all of the Registrable Securities (defined to include the shares issuable upon conversion of the Debentures and payment of interest thereon and the shares issuable upon exercise of the Warrants). If the registration statement is not filed within 90 days or is, for any reason, not declared effective within 150 days, the Registrant shall pay liquidated damages to the investors.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On September 30, 2005, pursuant to the Securities Purchase Agreement, the Registrant sold to the Purchasers, pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, $1,500,000 in aggregate principal amount of Debentures and issued Warrants to purchase an aggregate of 2,812,500 shares. Cambria Capital received commissions in the aggregate amount of $150,000.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.	Title
4.1	Securities Purchase Agreement, dated as of September 30, 2005
4.2	Registration Rights Agreement, dated as of September 30, 2005
4.3	Form of Debenture
4.4	Form of Warrant issued in connection with the Debentures

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 3rd day of October, 2005.

	By:	/s/ Debra Fine
Debra Fine
Chief Executive Officer and President